                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549


                                    FORM 8-K


                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934


        Date of Report (Date of earliest event reported): August 3, 2000
                                                          --------------


                                KFORCE.COM, INC.
             ------------------------------------------------------
             (Exact name of registrant as specified in its charter)


          Florida                         0-26058                 59-3264661
----------------------------     ------------------------    -------------------
(State or other jurisdiction     (Commission File Number)       (IRS Employer
     of incorporation)                                       Identification No.)


            120 West Hyde Park Place, Suite 150, Tampa, Florida 33606
            ---------------------------------------------------------
               (Address of principal executive offices) (Zip Code)


Registrant's telephone number, including area code: (813) 251-1700
                                                    --------------


          -------------------------------------------------------------
          (Former name or former address, if changed since last report)

ITEM 4.  CHANGES IN REGISTRANT'S CERTIFYING ACCOUNTANT

         (a) Previous independent accountants

             (i) On August 3, 2000, kforce.com, Inc. (the "Company") dismissed PricewaterhouseCoopers LLP ("PWC"), which had previously served as the Company's independent accountants.

             (ii) The reports of PWC on the financial statements of the Company for the fiscal years ended December 31, 1999 and December 31, 1998 contained no adverse opinion or disclaimer of opinion and were not qualified or modified as to uncertainty, audit scope or accounting principles.

             (iii) The Company's Audit Committee and Board of Directors participated in and approved the decision to change independent accountants on July 21, 2000.

             (iv) In connection with its audit for the fiscal years ended December 31, 1999 and December 31, 1998 through August 3, 2000, there were no disagreements with PWC on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedure, which disagreements if not resolved to the satisfaction of PWC, would have caused PWC to make reference to such disagreements in their report on the financial statements for such years.

             (v) During the fiscal years ended December 31, 1999 and December 31, 1998 through August 3, 2000, there were no "reportable events" as that term is defined in Item 304(a)(1)(v) of Regulation S-K.

             (vi) The Company has requested that PWC furnish it with a letter addressed to the Securities and Exchange Commission (the "Commission") stating whether or not it agrees with the above statements. A copy of such letter, dated August 8, 2000, is filed as Exhibit 16.1 to this Form 8-K.

         (b) New independent accountants

         On August 3, 2000, the Company engaged Deloitte & Touche, LLP ("Deloitte") as its new independent accountants. Such engagement was approved by the Company's Audit Committee and Board of Directors on July 21, 2000. During the two most recent fiscal years and through August 3, 2000, the Company has not consulted with Deloitte regarding either:

             (i) the application of accounting principles to a specified transaction, either completed or proposed; or the type of audit opinion that might be rendered on the Company's financial statements, and neither a written report was provided to the Company nor oral advice was provided that Deloitte concluded was an important factor considered by the Company in reaching a decision as to the accounting, auditing or financial reporting issue; or

             (ii) any matter that was either the subject of a "disagreement," as that term is defined in Item 304(a)(1)(iv) of Regulation S-K and the related instructions to Item 304 of Regulation S-K, or a "reportable event," as that term is defined in Item 304(a)(1)(v) of Regulation S-K.

ITEM 7.  FINANCIAL STATEMENTS AND EXHIBITS

         The following exhibits are filed as part of this report:

         Exhibit
         Number                              Description
         -------                             -----------
         16.1 Letter from PricewaterhouseCoopers LLP dated August 8, 2000 regarding change in certifying accountant.

                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                  kforce.com, Inc.
                                  (Registrant)


                                  By: /s/ William L. Sanders
                                      ------------------------------------------
                                      William L. Sanders
                                      Vice President and Chief Financial Officer


Date: August 9, 2000